UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  June 30, 2003



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



         MINNESOTA                    0-16106                   41-1347235
(State of other jurisdiction   (Commission File No.)          (IRS Employer
      of incorporation)                                   Identification Number)


                      2950 NE 84TH LANE, BLAINE, MN  55449
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code:  (763) 784-4995

   (Former name, former address and former fiscal year, if changed since last report): N/A


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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On June 27, 2003, we completed the acquisition of certain assets of Americable, Inc. as more fully described in the attached press release referenced in Item 7.


ITEM  7.  EXHIBITS

Exhibit  No.     Description
------------     -----------

99.1             Press  Release  dated  June  27,  2003


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June  30,  2003          APA OPTICS, INC.



                                 By  /s/  David  R.  Peters
                                   ----------------------
                                   David R. Peters, Chief Financial Officer
                                   (Principal accounting and financial officer)
                                   and Authorized Signatory


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